UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2025 (August 12, 2025)

DuPont de Nemours, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38196	81-1224539
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

974 Centre Road, Building 730 Wilmington, Delaware	19805
(Address of Principal Executive Offices)	(Zip Code)

(302) 295-5783

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 7 – Fair Disclosure

Item 7.01 – Regulation FD Disclosure.

On August 12, 2025, DuPont de Nemours, Inc. (“DuPont”) and Qnity Electronics, Inc., a wholly-owned subsidiary of DuPont, issued a press release announcing the pricing of the previously announced offering of debt securities by Qnity under Rule 144A and Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), of $1.0 billion aggregate principal amount of 5.750% Senior Secured Notes due 2032 (the “Secured Notes”) and $750 million aggregate principal amount of 6.250% Senior Notes due 2033 (the “Unsecured Notes” and, together with the Secured Notes, the “Notes”). The Notes are being offered in connection with DuPont’s previously announced plan to separate its electronics business through a pro rata distribution of Qnity common stock to stockholders of DuPont. The Notes will be sold at a price equal to 100.000% of their principal amount. The offering is expected to close on August 15, 2025, subject to customary closing conditions.

The Secured Notes, the Unsecured Notes and the related guarantees have not been registered under the Securities Act, and will not be offered or sold absent registration or an applicable exemption from registration requirements.

A copy of the press release is furnished herewith as Exhibit 99.1. The information contained in Item 7.01, including Exhibit 99.1, of this report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and it will not be incorporated by reference into any registration statement or other document filed by the Registrant under the Securities Act or the Exchange Act except as expressly set forth by specific reference in such a filing.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit:

99.1	Press Release, dated August 12, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUPONT DE NEMOURS, INC.
Registrant

Date: August 12, 2025	By:	/s/ Michael G. Goss
	Name:	Michael G. Goss
	Title:	Vice President and Controller